Exhibit 99.15(a)

                                                               EXECUTION COPY



               ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT (this "Assignment"), dated as of February 1, 2006, is entered into among Morgan Stanley Capital I Inc., a Delaware corporation (the "Depositor"), Morgan Stanley Mortgage Capital Inc. ("MSMCI"), Wachovia Mortgage Corporation as seller ("Wachovia" and, in such capacity, the "Seller") and servicer (in such capacity, the "Servicer"), and acknowledged by LaSalle Bank National Association, as trustee (the "Trustee") of Morgan Stanley Mortgage Loan Trust 2006-3AR (the "Trust"), and Wells Fargo Bank, National Association, as master servicer (or any successor master servicer, the "Master Servicer").

                                   RECITALS

      WHEREAS MSMCI, the Seller and the Servicer have entered into a certain Seller's Purchase, Warranties and Servicing Agreement, dated as of September 1, 2004 (the "Initial Agreement"), as supplemented by the Regulation AB Compliance Addendum (the "Reg AB Addendum"), dated as of November 22, 2005, (as further amended or modified to the date hereof, the "Agreement"), pursuant to which MSMCI has acquired certain Mortgage Loans pursuant to the terms of the Agreement and the Servicer has agreed to service such Mortgage Loans;

      WHEREAS the Depositor has agreed, on the terms and conditions contained herein, to purchase from MSMCI certain of the Mortgage Loans (the "Specified Mortgage Loans") which are subject to the provisions of the Agreement and are listed on the mortgage loan schedule attached as Exhibit I hereto (the "Specified Mortgage Loan Schedule"); and

      WHEREAS the Trustee, on behalf of the Trust, has agreed, on the terms and conditions contained herein, to purchase from the Depositor the Specified Mortgage Loans;

      NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

      1.    Assignment and Assumption
            -------------------------

      (a) On and as of the date hereof, MSMCI hereby sells, assigns and transfers to the Depositor all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, the Depositor hereby accepts such assignment from MSMCI (the "First Assignment and Assumption"), and the Seller hereby acknowledges the First Assignment and Assumption.

            MSMCI specifically reserves and does not assign to the Depositor hereunder any and all right, title and interest in, to and under and all obligations of MSMCI with respect to any Mortgage Loans subject to the Agreement which are not the Specified Mortgage Loans.

      (b) On and as of the date hereof, immediately after giving effect to the First Assignment and Assumption, the Depositor hereby sells, assigns and transfers to the Trustee, on behalf of the Trust, all of its right, title and interest in the Specified Mortgage Loans and all rights and obligations related thereto as provided under the Agreement to the extent relating to the Specified Mortgage Loans, and the Trustee, on behalf of the Trust, hereby accepts such assignment from the Depositor (the "Second Assignment and Assumption"), and the Seller hereby acknowledges the Second Assignment and Assumption.

      (c) On and as of the date hereof, MSMCI represents and warrants to the Depositor and the Trustee that MSMCI has not taken any action that would serve to impair or encumber the respective ownership interests of the Depositor and the Trustee in the Specified Mortgage Loans since the date of MSMCI's acquisition of the Specified Mortgage Loans.

      2. Recognition of Trustee
         ----------------------

      (a) From and after the date hereof, both MSMCI and the Seller shall note the transfer of the Specified Mortgage Loans to the Trustee, in their respective books and records and shall recognize the Trustee, on behalf of the Trust, as of the date hereof, as the owner of the Specified Mortgage Loans, and Servicer shall service the Specified Mortgage Loans for the benefit of the Trust pursuant to the Agreement, as modified hereby, the terms of which are incorporated herein by reference. It is the intention of the Seller, the Servicer, the Depositor, the Trustee and MSMCI that this Assignment shall be binding upon and inure to the benefit of the Depositor, the Trustee and MSMCI and their respective successors and assigns.

      (b) Without in any way limiting the foregoing, the parties confirm that this Assignment includes the rights relating to amendments or waivers under the Agreement. Accordingly, the right of MSMCI to consent to any amendment of the Agreement and its rights concerning waivers as set forth in Sections 11.02 and 8.02 of the Agreement shall be exercisable, to the extent any such amendment or waiver affects the Specified Mortgage Loans or any of the rights under the Agreement with respect thereto (other than the servicing of the Specified Mortgage Loans, which shall be enforced by the Master Servicer) by the Trustee as assignee of MSMCI.

      (c) It is expressly understood and agreed by the parties hereto that (i) this Assignment is executed and delivered by LaSalle Bank National Association, not individually or personally but solely on behalf of the Trust, as the assignee, in the exercise of the powers and authority conferred and vested in it, as Trustee, pursuant to the Pooling and Servicing Agreement dated as of the date hereof among the Depositor, the Master Servicer, Wells Fargo Bank, National Association, as securities administrator (the "Securities Administrator") and the Trustee (the "Pooling and Servicing Agreement"), (ii) each of the representations, undertakings and agreements herein made on the part of assignee is made and intended not as personal representations, undertakings and agreements by LaSalle Bank National Association but is made and intended for the purpose of binding only the Trust , (iii) nothing herein contained shall be construed as creating any liability for LaSalle Bank National Association, individually or personally, to perform any covenant (either express or implied) contained herein and (iv) under no circumstances shall LaSalle Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Assignment and (v) all recourse for any payment liability or other obligation of the assignee shall be had solely to the assets of the Trust.

      3. Representations and Warranties
         ------------------------------

      (a) The Depositor represents and warrants that it is a sophisticated investor able to evaluate the risks and merits of the transactions contemplated hereby, and that it has not relied in connection therewith upon any statements or representations of the Seller or MSMCI other than those contained in the Agreement or this Assignment.

      (b) Each of the parties hereto represents and warrants that it is duly and legally authorized to enter into this Assignment.


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

      (c) Each of the Depositor, MSMCI, Seller and Servicer hereto represents and warrants that this Assignment has been duly authorized, executed and delivered by it and (assuming due authorization, execution and delivery thereof by each of the other parties hereto) constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

      (d) The Seller hereby makes, as of the Closing Date (as defined in the Pooling and Servicing Agreement referred to below), the representations and warranties set forth in Section 3.01 of the Agreement, to and for the benefit of the Depositor, the Trustee and the Trust, and by this reference incorporates such representations and warranties herein, as of such Closing Date.

      4. The Servicer hereby acknowledges that Wells Fargo Bank, National Association has been appointed as the Master Servicer of the Specified Mortgage Loans pursuant to the Pooling and Servicing Agreement and, therefore, has the right to enforce all obligations of the Servicer under the Agreement. Such rights will include, without limitation, the right to terminate the Servicer under the Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by the Servicer under the Agreement, the right to receive all monthly reports and other data required to be delivered by the Servicer under the Agreement, the right to examine the books and records of the Servicer, indemnification rights and the right to exercise certain rights of consent and approval of MSMCI. The Servicer shall make all distributions under the Agreement to the Master Servicer by wire transfer of immediately available funds to:

            Wells Fargo Bank, National Association
            ABA Number:       121-000-248
            Account Name:  Corporate Trust Clearing
            Account number:  3970771416
            For further credit to: 50896100, MSM 2006-3AR

      The Servicer shall deliver all reports required to be delivered under the Agreement to the Master Servicer at the following address:

            Wells Fargo Bank, National Association
            9062 Old Annapolis Road
            Columbia, Maryland 21045
            Attention: Client Manager, MSM 2006-3AR
            Telecopier: (410) 715-2380

      5. Amendments to the Initial Agreement
         -----------------------------------

      The parties to this Assignment hereby agree to amend the Initial Agreement as follows:

            (a) With respect to the Specified Mortgage Loans, "Permitted Investments" shall mean at any time, any one or more of the following obligations and securities:

                  (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and credit of the United States;

                  (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of

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

                  each Rating Agency, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency rating such paper, or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not the applicable Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

                  (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

                  (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                  (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such series), or such lower rating as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  (ix) interests in any money market fund which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each Rating Agency rating such fund or such

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

                  lower rating as shall not result in a change in the rating then assigned to the Certificates by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency, including funds for which the Trustee, the Master Servicer, the Securities Administrator or any of its Affiliates is investment manager or adviser;

                  (x) short-term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each applicable Rating Agency in their respective highest applicable rating category or such lower rating as shall not result in a change in the rating then specified stated maturity and bearing interest or sold at a discount acceptable to each Rating Agency as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency; and

                  (xi) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to the Rating Agencies as shall not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

                  provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Depositor to register as an investment company under the Investment Company Act of 1940, as amended.

            (b) The definition of "Remittance Date" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Remittance Date: The 18th day of each month (or, if such 18th day is not a Business Day, the following Business Day)."

            (c) The definition of "Servicing Fee" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "The Servicing Fee with respect to each Mortgage Loan for any calendar month (or a portion thereof) shall be 1/12 of the product of (i) the Scheduled Principal Balance of the Mortgage Loan and (ii) the Servicing Fee Rate applicable to such Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respecting which any related interest payment on a Mortgage Loan is computed."

            (d) The definition of "Servicing Fee Rate" in Section 1.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Servicing Fee Rate": With respect to the adjustable rate Mortgage Loans, 0.250% per annum."

            (e) Subsection 3.02(d) of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "As of the Closing Date, none of the Mortgage Loans are contractually past due by more than 30 days;"

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

            (f) The following paragraphs are hereby incorporated into the Initial Agreement at the end of Section 4.13:

      "The Seller shall prepare for and deliver to the Purchaser, or its designee, a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the maintenance of such REO Property at such times as is necessary to enable the Purchaser, or its designee, to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Seller shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Purchaser, or its designee, for filing.

      Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Purchaser, or its designee, shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Purchaser, or its designee, in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under
Section 860G(c) of the Code or otherwise, unless the Seller has agreed to indemnify and hold harmless the Purchaser, or its designee, with respect to the imposition of any such taxes."

            (g) The second paragraph of Section 5.01 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "With respect to any remittance received by the Purchaser after the Business Day on which such payment was due, the Seller shall pay to the Purchaser interest on any such late payment at an annual rate equal to the Prime Rate, adjusted as of the date of each change, plus two percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be deposited in the Custodial Account by the Seller on the date such late payment is made and shall cover the period commencing with such Business Day on which such payment was due and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with the distribution payable on the next succeeding Remittance Date. The payment by the Seller of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Seller."

            (h) The first paragraph of Section 5.02 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the 5th Business Day of each month (or if such 5th day is not a Business Day, the Business Day next succeeding such 5th day), the Seller shall furnish to the Master Servicer in electronic form mortgage loan level data as mutually agreed upon by the Seller and the Master Servicer and the monthly reports substantially in the form of Exhibit J attached hereto with respect to the Mortgage Loans and the period from but including the first day of the preceding calendar month through but excluding the first day of such month."

            (i) The first paragraph of Section 5.03 of the Initial Agreement is hereby amended and restated in its entirety as follows:

      "Not later than the close of business on the Business Day preceding each Remittance Date, the Seller shall either (a) deposit in the Custodial Account from its own funds an amount equal to the



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

principal and interest portion of all Monthly Payments (with interest adjusted to the Mortgage Loan Remittance Rate) which were due on the Mortgage Loans during the applicable Due Period and which were delinquent at the close of business on the immediately preceding Determination Date or which were deferred pursuant to Section 4.01, (b) cause to be made an appropriate entry in the records of the Custodial Account that amounts held for future distribution have been, as permitted by this Section 5.03, used by the Seller in discharge of any such Monthly Advance or (c) make Monthly Advances in the form of any combination of (a) or (b) aggregating the total amount of Monthly Advances to be made, whether or not deferred pursuant to Section 4.01, which were due on a Mortgage Loan on the immediately preceding Due Date and delinquent at the close of business on the related Determination Date."

            (j) The word "or" is deleted from the end of Section 8.01(vii), the word "or" is added at the end of Section 8.01(viii) and the following paragraph is hereby incorporated into the Agreement as new Section 10.01(ix):

      "(ix) failure by the Seller to duly perform, within the required time period, its obligations under Section 2.04 and Section 2.05 of the Reg AB Addendum which failure continues unremedied for a period of fourteen (14) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans;"

            (k) The following paragraph is hereby incorporated into the Initial Agreement as new Section 11.19:

      "Third Party Beneficiary. For purposes of this Agreement, including but not limited to Section 2.04 and Section 2.05, respectively, of the Reg AB Addendum, any Master Servicer shall be considered a third party beneficiary to this Agreement (including the Reg AB Addendum and any other amendments or modifications thereto) entitled to all the rights and benefits accruing to any Master Servicer herein as if it were a direct party to this Agreement."

            (l) Section 6.04 and Section 6.05 are hereby deleted from the Initial Agreement, it being understood that they are superseded by
            Section 2.04 and Section 2.05, respectively, of the Reg AB
            Addendum.

            (m) The second sentence in Section 8.01 of the Initial Agreement is hereby replaced by the following:

      "On or after the receipt by the Seller of such written notice of termination, all authority and power of the Seller, as servicer, under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 11.01."

            (n) Exhibit J to the Initial Agreement is hereby replaced in its entirety with the Amended and Restated Exhibit J attached to this Assignment as Exhibit II.

      6.    Amendments to the Reg AB Addendum
            ---------------------------------

      (a) The following is added as new defined terms in Article I of the Reg AB Addendum:

      Indemnified Party: each Party described in the first sentence of Section 2.07(a) hereof.

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

      (b) The words "for a period" are hereby deleted from and the reference to "Securitization Transfer" is revised to read "Securitization Transaction" in each case in the second paragraph of Section 2.01(a) of the Reg AB Addendum.

      (c) Section 2.03(d) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

      "For the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Company shall (or shall cause each Subservicer and Third-Party Originator to) (i) promptly notify the Purchaser and any Depositor in writing of (A) any litigation or governmental proceedings pending against the Company, any Subservicer or any Third-Party Originator that would be material to securityholders, (B) any affiliations or relationships that develop following the closing date of a Securitization Transaction between the Company, any Subservicer or any Third-Party Originator and any of the parties specified in clause (D) of paragraph (a) of this Section (and any other parties identified in writing by the requesting party) with respect to such Securitization Transaction, but only to the extent that such affiliations or relationships do not include the Purchaser, Depositor or any of their respective affiliates as a party, (C) any Event of Default under the terms of the Agreement or any Reconstitution Agreement, and (D) any sale of substantially all of the assets of the Company and (E) the Company's entry into an agreement with a Subcontractor to perform or assist the Company with the performance of any of the Company's obligations under the Agreement, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships."

      (d) Section 2.03(f) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

      "In addition to such information as the Company, as servicer, is obligated to provide pursuant to other provisions of the Agreement, not later than ten (10) days prior to the deadline for the filing of any distribution report on Form 10-D in respect of any Securitization Transaction that includes any of the Mortgage Loans serviced by the Company or any Subservicer, the Company or such Subservicer, as applicable, shall, to the extent the Company or such Subservicer has knowledge, provide to the party responsible for filing such report (including, if applicable, the Master Servicer) notice of the occurrence of any of the following events along with all information, data, and materials related thereto as may be required to be included in the related distribution report on Form 10-D (as specified in the provisions of Regulation AB referenced below):

       (i) any material modifications, extensions or waivers of pool asset terms, fees, penalties or payments during the distribution period or that have cumulatively become material over time (Item 1121(a)(11) of Regulation AB);

       (ii) material breaches of pool asset representations or warranties or transaction covenants (Item 1121(a)(12) of Regulation AB); and

       (iii) information regarding new asset-backed securities issuances backed by the same pool assets, any pool asset changes (such as additions, substitutions or repurchases), and any material changes in origination, underwriting or other criteria for acquisition or selection of pool assets (Item 1121(a)(14) of Regulation AB).


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

      (e)   The following is inserted as Section 2.03(g) of the Reg AB
            Addendum:

      "The Company shall provide to the Purchaser, any Master Servicer and any Depositor, evidence of the authorization of the person signing any certification or statement, copies or other evidence of Fidelity Bond Insurance and Errors and Omission Insurance policy, financial information and reports, and such other information related to the Company or any Subservicer or the Company or such Subservicer's performance hereunder."

      (f) Section 2.04 and Section 2.05 of the Reg AB Addendum are each revised to require that the delivery of the documents, certifications and reports thereunder shall occur no later than March 1 of each calendar year, commencing in March 2007.

      (g) Section 2.05(a)(iv) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

      "deliver, and cause each Subservicer and Subcontractor described in clause (iii) above to deliver, to the Purchaser, the Master Servicer, any Depositor and any other Person that will be responsible for signing the certification (a "Sarbanes Certification") required by Rules 13a-14(d) and 15d-14(d) under the Exchange Act (pursuant to Section 302 of the Sarbanes-Oxley Act of 2002) on behalf of an asset-backed issuer with respect to a Securitization Transaction a certification, signed by an appropriate officer of the Company, in the form attached hereto as Exhibit A."

      (h) The second sentence of Section 2.06(a) is amended to require the Company to cause any Subservicer or Subcontractor to comply with all of the following Sections of the Reg AB Addendum: Section 2.02, Section 2.03(c), (e), (f) and (g), Section 2.04, Section 2.05, Section 2.06(a) and Section 2.07.

      (i) The last sentence of the second paragraph of Section 2.06(b) is amended to require the Company to cause any Subservicer or Subcontractor to provide any assessment of compliance and attestation but also any other certifications required to delivered under this Section 2.05.

      (j) Section 2.07(a)(ii) of the Reg AB Addendum is hereby amended and restated in its entirety as follows:

        "(ii) any breach by the Company under this Article II, including particularly any failure by the Company, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required, under this Article II, including any failure by the Company to identify pursuant to Section 2.06(b) any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;"

      (k) The word "or" is added at the end of Section 2.07(a)(iii) of the Reg AB Addendum and the following is inserted to Section 2.07(a) of the Reg AB Addendum:

        "(iv) negligence, bad faith or willful misconduct of the Company in connection with its performance under this Article II.

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

      If the indemnification provided for herein is unavailable or insufficient to hold harmless an Indemnified Party, then the Company agrees that it shall contribute to the amount paid or payable by such Indemnified Party as a result of any claims, losses, damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such Indemnified Party on the one hand and the Company on the other.

      This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement."

      (l) The following parenthetical is inserted directly before the proviso in the last sentence of the first paragraph of Section 2.07(b)(i) of the Reg AB Addendum:

      "(and if the Company is servicing any of the Mortgage Loans in a Securitization Transaction, appoint a successor servicer reasonably acceptable to the Master Servicer for such Securitization Transaction)"

      (m) Exhibit B to the Reg AB Addendum is hereby replaced by Exhibit A-1 hereto.


      7.    Continuing Effect
            -----------------

      Except as contemplated hereby, the Agreement shall remain in full force and effect in accordance with its terms.

      8.    Governing Law
            -------------

      This Assignment and the rights and obligations hereunder shall be governed by and construed in accordance with the internal laws of the State of New York.

      9.    Notices
            -------

      Any notices or other communications permitted or required under the Agreement to be made to the Depositor, MSMCI, the Seller, the Servicer and the Trustee shall be made in accordance with the terms of the Agreement and shall be sent as follows:

      In the case of MSMCI:

            Morgan Stanley Mortgage Capital Inc.
            1221 Avenue of the Americas
            New York, New York 10020
            Attention: Morgan Stanley Mortgage Loan Trust 2006-3AR


         With a copy to:

            Morgan Stanley & Co. Incorporated
            1585 Broadway
            New York, New York 10036
            Attention: General Counsel's Office

      In the case of the Depositor:

            Morgan Stanley Capital I Inc.
            1585 Broadway
            New York, New York 10036
            Attention:  Morgan Stanley Mortgage Loan Trust 2006-3AR

      In the case of the Trustee:

            LaSalle Bank National Association
            135 South LaSalle Street, Suite 1625
            Chicago, Illinois 60603
            Attention: Global Securities and Trust Services MSM 2006-3AR

      In the case of Wachovia and the Servicer:

            Wachovia Mortgage Corporation
            901 South Tryon Street
            Charlotte, North Carolina  28202
            Attention:  Kendal Leeson

         With a copy to:

            Wachovia Mortgage Corporation
            1100 Corporate Center Drive
            Raleigh, North Carolina  27607
            Attention:  Tom Fowler

or to such other address as may hereafter be furnished by the Depositor and the Trustee to the parties in accordance with the provisions of the Agreement.

      10.   Ratification
            ------------

      Except as modified and expressly amended by this Assignment, the Agreement is in all respects ratified and confirmed, and all terms, provisions and conditions thereof shall be and remain in full force and effect.

      11.   Counterparts
            ------------

      This Assignment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

      12.   Definitions
            -----------

      Any capitalized term used but not defined in this Assignment has the same meaning as in the Agreement.

                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the parties hereto have executed this Assignment the day and year first above written.

                                          MORGAN STANLEY MORTGAGE CAPITAL INC.


                                          By: /s/ Steven Shapiro
                                          -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Executive Director


                                          MORGAN STANLEY CAPITAL I INC.


                                          By: /s/ Steven Shapiro
                                          -----------------------------------
                                             Name:  Steven Shapiro
                                             Title: Vice President


                                          WACHOVIA  MORTGAGE CORPORATION


                                          By: /s/ Kendall Leeson
                                          -----------------------------------
                                             Name:  Kendall Leeson
                                             Title: Vice President




Acknowledged and Agreed:
WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Master Servicer


By: /s/ Darron C. Woodus
    ----------------------------------
    Name:  Darron C. Woodus
    Title: Assistant Vice President

LASALLE BANK, NATIONAL
ASSOCIATION, as Trustee of Morgan Stanley
Mortgage Loan Trust 2006-3AR


By: /s/ Susan L. Feld
    ----------------------------------
Name:  Susan L. Feld
Title: Assistant Vice President

                                   EXHIBIT I

                            Mortgage Loan Schedule

               [see Schedule A to Pooling and Servicing Agreement]

Exhibit IIA: Standard File Layout - Delinquency Reporting


   Column/Header Name                  Description                 Decimal   Format Comment
   ------------------                  -----------                 -------   --------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by
                          the Servicer.  This may be different
                          than the LOAN_NBR

LOAN_NBR                  A unique identifier assigned to each
                          loan by the originator.

CLIENT_NBR                Servicer Client Number

SERV_INVESTOR_NBR         Contains a unique number as assigned
                          by an external servicer to identify a
                          group of loans in their system.

BORROWER_FIRST_NAME       First Name of the Borrower.

BORROWER_LAST_NAME        Last name of the borrower.

PROP_ADDRESS              Street Name and Number of Property

PROP_STATE                The state where the  property located.

PROP_ZIP                  Zip code where the property is
                          located.

BORR_NEXT_PAY_DUE_DATE    The date that the borrower's next                  MM/DD/YYYY
                          payment is due to the servicer at the
                          end of processing cycle, as reported by
                          Servicer.

LOAN_TYPE                 Loan Type (i.e. FHA, VA, Conv)

BANKRUPTCY_FILED_DATE     The date a particular bankruptcy                   MM/DD/YYYY
                          claim was filed.

BANKRUPTCY_CHAPTER_CODE   The chapter under which the bankruptcy
                          was filed.

BANKRUPTCY_CASE_NBR       The case number assigned by the court
                          to the bankruptcy filing.

POST_PETITION_DUE_DATE    The payment due date once the                      MM/DD/YYYY
                          bankruptcy has been approved by the
                          courts

BANKRUPTCY_DCHRG_DISM_DATEThe Date The Loan Is Removed From                  MM/DD/YYYY
                          Bankruptcy. Either by Dismissal,
                          Discharged and/or a Motion For Relief
                          Was Granted.

LOSS_MIT_APPR_DATE        The Date The Loss Mitigation Was                   MM/DD/YYYY
                          Approved By The Servicer

LOSS_MIT_TYPE             The Type Of Loss Mitigation Approved
                          For A Loan Such As;

LOSS_MIT_EST_COMP_DATE    The Date The Loss Mitigation /Plan Is              MM/DD/YYYY
                          Scheduled To End/Close

LOSS_MIT_ACT_COMP_DATE    The Date The Loss Mitigation Is                    MM/DD/YYYY
                          Actually Completed

FRCLSR_APPROVED_DATE      The date DA Admin sends a letter to the            MM/DD/YYYY
                          servicer with instructions to begin
                          foreclosure proceedings.

ATTORNEY_REFERRAL_DATE    Date File Was Referred To Attorney to              MM/DD/YYYY
                          Pursue Foreclosure

FIRST_LEGAL_DATE          Notice of 1st legal filed by an                    MM/DD/YYYY
                          Attorney in a Foreclosure Action

FRCLSR_SALE_EXPECTED_DATE The date by which a foreclosure sale is            MM/DD/YYYY
                          expected to occur.

FRCLSR_SALE_DATE          The actual date of the foreclosure sale.           MM/DD/YYYY

FRCLSR_SALE_AMT           The amount a property sold for at the       2      No commas(,)
                          foreclosure sale.                                  or dollar
                                                                             signs ($)

EVICTION_START_DATE       The date the servicer initiates                    MM/DD/YYYY
                          eviction of the borrower.

EVICTION_COMPLETED_DATE   The date the court revokes legal                   MM/DD/YYYY
                          possession of the property from the
                          borrower.

LIST_PRICE                The price at which an REO property is       2      No commas(,)
                          marketed.                                          or dollar
                                                                             signs ($)

LIST_DATE                 The date an REO property is listed at              MM/DD/YYYY
                          a particular price.

OFFER_AMT                 The dollar value of an offer for an         2      No commas(,)
                          REO property.                                      or dollar
                                                                             signs ($)

OFFER_DATE_TIME           The date an offer is received by DA                MM/DD/YYYY
                          Admin or by the Servicer.

REO_CLOSING_DATE          The date the REO sale of the property              MM/DD/YYYY
                          is scheduled to close.

REO_ACTUAL_CLOSING_DATE   Actual Date Of REO Sale                            MM/DD/YYYY

OCCUPANT_CODE             Classification of how the property is
                          occupied.

                                       Page 1 of 29
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
            (C) Copyright Wells Fargo Bank, Corporate Trust Services
      Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

PROP_CONDITION_CODE       A code that indicates the condition
                          of the property.

PROP_INSPECTION_DATE      The date a  property inspection is                 MM/DD/YYYY
                          performed.

APPRAISAL_DATE            The date the appraisal was done.                   MM/DD/YYYY

CURR_PROP_VAL             The current "as is" value of the           2
                          property based on brokers price
                          opinion or appraisal.

REPAIRED_PROP_VAL         The amount the property would be worth     2
                          if repairs are completed pursuant to a
                          broker's price opinion or appraisal.

If applicable:
--------------

DELINQ_STATUS_CODE        FNMA Code Describing Status of Loan

DELINQ_REASON_CODE        The circumstances which caused a
                          borrower to stop paying on a loan. Code
                          indicates the reason why the loan is in
                          default for this cycle.

MI_CLAIM_FILED_DATE       Date Mortgage Insurance Claim Was                  MM/DD/YYYY
                          Filed With Mortgage Insurance Company.

MI_CLAIM_AMT              Amount of Mortgage Insurance Claim                 No commas(,)
                          Filed                                              or dollar
                                                                             signs ($)

MI_CLAIM_PAID_DATE        Date Mortgage Insurance Company                    MM/DD/YYYY
                          Disbursed Claim Payment

MI_CLAIM_AMT_PAID         Amount Mortgage Insurance Company           2      No commas(,)
                          Paid On Claim                                      or dollar
                                                                             signs ($)

POOL_CLAIM_FILED_DATE     Date Claim Was Filed With Pool                     MM/DD/YYYY
                          Insurance Company

POOL_CLAIM_AMT            Amount of Claim Filed With Pool             2      No commas(,)
                          Insurance Company                                  or dollar
                                                                             signs ($)

POOL_CLAIM_PAID_DATE      Date Claim Was Settled and The Check               MM/DD/YYYY
                          Was Issued By The Pool Insurer

POOL_CLAIM_AMT_PAID       Amount Paid On Claim By Pool                2      No commas(,)
                          Insurance Company                                  or dollar
                                                                             signs ($)

FHA_PART_A_CLAIM_         Date FHA Part A Claim Was Filed With               MM/DD/YYYY
FILED_DAT                 HUD

FHA_PART_A_CLAIM_AMT      Amount of FHA Part A Claim Filed            2      No commas(,)
                                                                             or dollar
                                                                             signs ($)

FHA_PART_A_CLAIM_         Date HUD Disbursed Part A Claim                    MM/DD/YYYY
PAID_DATE                 Payment

FHA_PART_A_CLAIM_PAID_AMT Amount HUD Paid on Part A Claim             2      No commas(,)
                                                                             or dollar
                                                                             signs ($)

FHA_PART_B_CLAIM          Date FHA Part B Claim Was Filed                    MM/DD/YYYY
_FILED_DATE                With HUD

FHA_PART_B_CLAIM_AMT      Amount of FHA Part B Claim Filed            2      No commas(,)
                                                                             or dollar
                                                                             signs ($)

FHA_PART_B_CLAIM_         Date HUD Disbursed Part B Claim                    MM/DD/YYYY
PAID_DATE                 Payment

FHA_PART_B_CLAIM_PAID_AMT Amount HUD Paid on Part B Claim             2      No commas(,)
                                                                             or dollar
                                                                             signs ($)

VA_CLAIM_FILED_DATE       Date VA Claim Was Filed With the                   MM/DD/YYYY
                          Veterans Admin

VA_CLAIM_PAID_DATE        Date Veterans Admin. Disbursed VA                  MM/DD/YYYY
                          Claim Payment

VA_CLAIM_PAID_AMT         Amount Veterans Admin. Paid on VA           2      No commas(,)
                          Claim                                              or dollar
                                                                             signs ($)


Exhibit IIB: Standard File Codes - Delinquency Reporting

The Loss Mit Type field should show the approved Loss Mitigation Code as follows:

      o     ASUM-Approved Assumption

      o     BAP- Borrower Assistance Program

      o     CO-  Charge Off

      o     DIL- Deed-in-Lieu

      o     FFA- Formal Forbearance Agreement

      o     MOD- Loan Modification

      o     PRE- Pre-Sale

      o     SS-  Short Sale

      o     MISC-  Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property code as follows:

      o  Mortgagor
      o  Tenant
      o  Unknown
      o  Vacant

The Property Condition field should show the last reported condition of the property as follows:

      o  Damaged
      o  Excellent
      o  Fair
      o  Gone
      o  Good
      o  Poor
      o  Special Hazard
      o  Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency as follows:

               Delinquency
               Code             Delinquency Description
               -----------      -----------------------

               001              FNMA-Death of principal mortgagor
               002              FNMA-Illness of principal mortgagor
               003              FNMA-Illness of mortgagor's family
                                member
               004              FNMA-Death of mortgagor's family
                                member
               005              FNMA-Marital difficulties
               006              FNMA-Curtailment of income
               007              FNMA-Excessive Obligation
               008              FNMA-Abandonment of property
               009              FNMA-Distant employee transfer

               011              FNMA-Property problem
               012              FNMA-Inability to sell property
               013              FNMA-Inability to rent property
               014              FNMA-Military Service
               015              FNMA-Other
               016              FNMA-Unemployment
               017              FNMA-Business failure
               019              FNMA-Casualty loss
               022              FNMA-Energy environment costs
               023              FNMA-Servicing problems
               026              FNMA-Payment adjustment
               027              FNMA-Payment dispute
               029              FNMA-Transfer of ownership pending
               030              FNMA-Fraud
               031              FNMA-Unable to contact borrower
               INC              FNMA-Incarceration


The FNMA Delinquent Status Code field should show the Status of Default as follows:
                 Status Code    Status Description
                 -----------    ------------------
                      09        Forbearance
                      17        Pre-foreclosure Sale Closing Plan
                                Accepted
                      24        Government Seizure
                      26        Refinance
                      27        Assumption
                      28        Modification
                      29        Charge-Off
                      30        Third Party Sale
                      31        Probate
                      32        Military Indulgence
                      43        Foreclosure Started
                      44        Deed-in-Lieu Started
                      49        Assignment Completed
                      61        Second Lien Considerations
                      62        Veteran's Affairs-No Bid
                      63        Veteran's Affairs-Refund
                      64        Veteran's Affairs-Buydown
                      65        Chapter 7 Bankruptcy
                      66        Chapter 11 Bankruptcy
                      67        Chapter 13 Bankruptcy

Exhibit IIC: Standard File Layout - Master Servicing


                                                                                     Max
Column Name               Description                 Decimal  Format Comment       Size
-----------               -----------                 -------  --------------       ----

SER_INVESTOR_NBR          A value assigned by the            Text up to 10 digits     20
                          Servicer to define a group
                          of loans.

LOAN_NBR                  A unique identifier                Text up to 10 digits     10
                          assigned to each loan by
                          the investor.

SERVICER_LOAN_NBR         A unique number assigned           Text up to 10 digits     10
                          to a loan by the
                          Servicer. This may be
                          different than the LOAN_NBR.

BORROWER_NAME             The borrower name as               Maximum length of        30
                          received in the file.  It          30 (Last, First)
                          is not separated by first
                          and last name.

SCHED_PAY_AMT             Scheduled monthly             2    No commas(,) or          11
                          principal and scheduled            dollar signs ($)
                          interest payment that a
                          borrower is expected to
                          pay, P&I constant.

NOTE_INT_RATE             The loan interest rate as     4    Max length of 6           6
                          reported by the Servicer.

NET_INT_RATE              The loan gross interest       4    Max length of 6           6
                          rate less the service fee
                          rate as reported by the
                          Servicer.

SERV_FEE_RATE             The servicer's fee rate       4    Max length of 6           6
                          for a loan as reported by
                          the Servicer.

SERV_FEE_AMT              The servicer's fee amount     2    No commas(,) or          11
                          for a loan as reported by          dollar signs ($)
                          the Servicer.

NEW_PAY_AMT               The new loan payment          2    No commas(,) or          11
                          amount as reported by the          dollar signs ($)
                          Servicer.

NEW_LOAN_RATE             The new loan rate as          4    Max length of 6           6
                          reported by the Servicer.

ARM_INDEX_RATE            The index the Servicer is     4    Max length of 6           6
                          using to calculate a
                          forecasted rate.

ACTL_BEG_PRIN_BAL         The borrower's actual         2    No commas(,) or          11
                          principal balance at the           dollar signs ($)
                          beginning of the
                          processing cycle.

ACTL_END_PRIN_BAL         The borrower's actual         2    No commas(,) or          11
                          principal balance at the           dollar signs ($)
                          end of the processing
                          cycle.

BORR_NEXT_PAY_DUE_DATE    The date at the end of             MM/DD/YYYY               10
                          processing cycle that the
                          borrower's next payment is
                          due to the Servicer, as
                          reported by Servicer.

SERV_CURT_AMT_1           The first curtailment         2    No commas(,) or          11
                          amount to be applied.              dollar signs ($)

SERV_CURT_DATE_1          The curtailment date               MM/DD/YYYY               10
                          associated with the first
                          curtailment amount.

CURT_ADJ_ AMT_1           The curtailment interest      2    No commas(,) or          11
                          on the first curtailment           dollar signs ($)
                          amount, if applicable.

                                       Page 1 of 29
        Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
                 (C) Copyright Wells Fargo Bank, Corporate Trust Services
             Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com


SERV_CURT_AMT_2           The second curtailment        2    No commas(,) or          11
                          amount to be applied.              dollar signs ($)

SERV_CURT_DATE_2          The curtailment date               MM/DD/YYYY               10
                          associated with the second
                          curtailment amount.

CURT_ADJ_ AMT_2           The curtailment interest      2    No commas(,) or          11
                          on the second curtailment          dollar signs ($)
                          amount, if applicable.

SERV_CURT_AMT_3           The third curtailment         2    No commas(,) or          11
                          amount to be applied.              dollar signs ($)

SERV_CURT_DATE_3          The curtailment date               MM/DD/YYYY               10
                          associated with the third
                          curtailment amount.

CURT_ADJ_AMT_3            The curtailment interest      2    No commas(,) or          11
                          on the third curtailment           dollar signs ($)
                          amount, if applicable.

PIF_AMT                   The loan "paid in full"       2    No commas(,) or          11
                          amount as reported by the          dollar signs ($)
                          Servicer.

PIF_DATE                  The paid in full date as           MM/DD/YYYY               10
                          reported by the Servicer.

ACTION_CODE               The standard FNMA numeric code     Action Code Key:          2
                          used to indicate the default/      15=Bankruptcy,
                          delinquent status of a particular  30=Foreclosure, ,
                          loan.                              60=PIF,
                                                             63=Substitution,
                                                             65=Repurchase,70=REO

INT_ADJ_AMT               The amount of the interest    2    No commas(,) or          11
                          adjustment as reported by          dollar signs ($)
                          the Servicer.

SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor        2    No commas(,) or          11
                          Adjustment amount, if              dollar signs ($)
                          applicable.

NON_ADV_LOAN_AMT          The Non Recoverable Loan      2    No commas(,) or          11
                          Amount, if applicable.             dollar signs ($)

LOAN_LOSS_AMT             The amount the Servicer is    2    No commas(,) or          11
                          passing as a loss, if              dollar signs ($)
                          applicable.

SCHED_BEG_PRIN_BAL        The scheduled outstanding     2    No commas(,) or          11
                          principal amount due at            dollar signs ($)
                          the beginning of the cycle
                          date to be passed through
                          to investors.

SCHED_END_PRIN_BAL        The scheduled principal       2    No commas(,) or          11
                          balance due to investors           dollar signs ($)
                          at the end of a processing
                          cycle.

SCHED_PRIN_AMT            The scheduled principal       2    No commas(,) or          11
                          amount as reported by the          dollar signs ($)
                          Servicer for the current
                          cycle -- only applicable
                          for Scheduled/Scheduled
                          Loans.

SCHED_NET_INT             The scheduled gross           2    No commas(,) or          11
                          interest amount less the           dollar signs ($)
                          service fee amount for the
                          current cycle as reported
                          by the Servicer -- only
                          applicable for
                          Scheduled/Scheduled Loans.

ACTL_PRIN_AMT             The actual principal          2    No commas(,) or          11
                          amount collected by the            dollar signs ($)
                          Servicer for the current
                          reporting cycle -- only
                          applicable for
                          Actual/Actual Loans.

ACTL_NET_INT              The actual gross interest     2    No commas(,) or          11
                          amount less the service            dollar signs ($)
                          fee amount for the current
                          reporting cycle as
                          reported by the Servicer
                          -- only applicable for
                          Actual/Actual Loans.

PREPAY_PENALTY_ AMT       The penalty amount            2    No commas(,) or          11
                          received when a borrower           dollar signs ($)
                          prepays on his loan as
                          reported by the Servicer.

PREPAY_PENALTY_ WAIVED    The prepayment penalty        2    No commas(,) or          11
                          amount for the loan waived         dollar signs ($)
                          by the servicer.


MOD_DATE                  The Effective Payment Date         MM/DD/YYYY               10
                          of the Modification for
                          the loan.

MOD_TYPE                  The Modification Type.             Varchar - value can      30
                                                             be alpha or numeric

DELINQ_P&I_ADVANCE_AMT    The current outstanding       2    No commas(,) or          11
                          principal and interest             dollar signs ($)
                          advances made by Servicer.

Exhibit IID : Calculation of Realized Loss/Gain Form 332- Instruction Sheet

      NOTE: Do not net or combine items. Show all expenses individually and all credits as separate line items. Claim packages are due on the remittance report date. Late submissions may result in claims not being passed until the following month. The Servicer is responsible to remit all funds pending loss approval and /or resolution of any disputed items.
      (o)

      (p) The numbers on the 332 form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1. The Actual Unpaid Principal Balance of the Mortgage Loan. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2. The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3. Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12. Complete as applicable. Required documentation:

            * For taxes and insurance advances - see page 2 of 332 form - breakdown required showing period of coverage, base tax, interest, penalty. Advances prior to default require evidence of servicer efforts to recover advances.

            *  For escrow advances - complete payment history
               (to calculate advances from last positive escrow balance forward)

            * Other expenses - copies of corporate advance history showing all payments

            *  REO repairs > $1500 require explanation

            *  REO repairs >$3000 require evidence of at least 2 bids.

            * Short Sale or Charge Off require P&L supporting the decision and WFB's approved Officer Certificate

            * Unusual or extraordinary items may require further documentation.

      13.   The total of lines 1 through 12.

      (q)   Credits:
            -------

      14-21. Complete as applicable. Required documentation:

            * Copy of the HUD 1 from the REO sale. If a 3rd Party Sale, bid instructions and Escrow Agent / Attorney
                  Letter of Proceeds Breakdown.

            *     Copy of EOB for any MI or gov't guarantee

            *     All other credits need to be clearly defined on the 332 form

      22.   The total of lines 14 through 21.

      Please Note: For HUD/VA loans, use line (18a) for Part A/Initial proceeds and line (18b) for Part B/Supplemental proceeds.

      Total Realized Loss (or Amount of Any Gain)

      23. The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).



                                       Page 1 of 29
  Please be advised that failure to comply with ANY or all of the guidelines entailed herein may result in issuance of late reporting fees.
            (C) Copyright Wells Fargo Bank, Corporate Trust Services
      Contact us with Reporting Questions: CTSDefaultSRG@WellsFargo.com

Exhibit IIE: Calculation of Realized Loss/Gain Form 332

      Prepared by:  __________________                Date:  _______________
      Phone:  ______________________   Email Address:_____________________


----------------------  ------------------------  -----------------------------
Servicer Loan No.       Servicer Name             Servicer Address


----------------------  ------------------------  -----------------------------

      WELLS FARGO BANK, N.A. Loan No._____________________________

      Borrower's Name:
                      -----------------------------------------
      Property Address:
                       ----------------------------------------

      Liquidation Type:    REO Sale   3rd Party Sale    Short Sale   Charge Off

      Was this loan granted a Bankruptcy deficiency or cramdown     Yes     No
      If "Yes", provide deficiency or cramdown amount _________________________

      Liquidation and Acquisition Expenses:
      (1)  Actual Unpaid Principal Balance of Mortgage Loan $______________ (1)
      (2)  Interest accrued at Net Rate                      ______________ (2)
      (3)  Accrued Servicing Fees                            ______________ (3)
      (4)  Attorney's Fees                                   ______________ (4)
      (5)  Taxes (see page 2)                                ______________ (5)
      (6)  Property Maintenance                              ______________ (6)
      (7)  MI/Hazard Insurance Premiums (see page 2)         ______________ (7)
      (8)  Utility Expenses                                  ______________ (8)
      (9)  Appraisal/BPO                                     ______________ (9)
      (10) Property Inspections                              ______________(10)
      (11) FC Costs/Other Legal Expenses                     ______________(11)
      (12) Other (itemize)                                   ______________(12)
           Cash for Keys__________________________           ______________(12)
           HOA/Condo Fees_______________________             ______________(12)
           _______________________________________           ______________(12)

           Total Expenses                                    ______________(13)
      Credits:
      (14) Escrow Balance                                    ______________(14)
      (15) HIP Refund                                        ______________(15)
      (16) Rental Receipts                                   ______________(16)
      (17) Hazard Loss Proceeds                              ______________(17)
      (18) Primary Mortgage Insurance / Gov't Insurance      ______________(18a)
                                                                     HUD Part A
                                                             ______________(18b)
                                                                     HUD Part B
      (19) Pool Insurance Proceeds                           ______________(19)
      (20) Proceeds from Sale of Acquired Property           ______________(20)
      (21) Other (itemize)                                   ______________(21)
           _______________________________________           ______________(21)

           Total Credits                                     ______________(22)
      Total Realized Loss (or Amount of Gain)                ______________(23)

Escrow Disbursement Detail


    Type                   Period of
 (Tax /Ins.)   Date Paid   Coverage   Total Paid  Base Amount  Penalties   Interest
 -----------   ---------   --------   ----------  -----------  ---------   --------

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

                                  EXHIBIT A-1

        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Company] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria";


--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                                Servicing Criteria                    Criteria
------------------------------------------------------------------------------
Reference                            Criteria
---------                            --------
                         General Servicing Considerations
                         --------------------------------

1122(d)(1)(i)       Policies and procedures are instituted                X
                    to monitor any performance or other
                    triggers and events of default in
                    accordance with the transaction
                    agreements.

1122(d)(1)(ii)      If any material servicing activities are              X
                    outsourced to third parties, policies
                    and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

1122(d)(1)(iii)     Any requirements in the transaction
                    agreements to maintain a back-up
                    servicer for the mortgage loans are
                    maintained.

1122(d)(1)(iv)      A fidelity bond and errors and omissions              X
                    policy is in effect on the party
                    participating in the servicing function
                    throughout the reporting period in the
                    amount of coverage required by and
                    otherwise in accordance with the terms
                    of the transaction agreements.

                        Cash Collection and Administration

1122(d)(2)(i)       Payments on mortgage loans are deposited              X
                    into the appropriate custodial bank
                    accounts and related bank clearing
                    accounts no more than two business days
                    following receipt, or such other number of days specified in the transaction agreements.

1122(d)(2)(ii)      Disbursements made via wire transfer on               X
                    behalf of an obligor or to an investor
                    are made only by authorized personnel.

1122(d)(2)(iii)     Advances of funds or guarantees                       X
                    regarding collections, cash flows or
                    distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

1122(d)(2)(iv)      The related accounts for the transaction,             X
                    such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                                Servicing Criteria                    Criteria
------------------------------------------------------------------------------
Reference                            Criteria
---------                            --------
1122(d)(2)(v)       Each custodial account is maintained at               X
                    a federally insured depository
                    institution as set forth in the
                    transaction agreements. For purposes of
                    this criterion, "federally insured
                    depository institution" with respect to
                    a foreign financial institution means a
                    foreign financial institution that meets the requirements of Rule 13k-1 (b)(1) of the Securities Exchange Act.

1122(d)(2)(vi)      Unissued checks are safeguarded so as to              X
                    prevent unauthorized access.

1122(d)(2)(vii)     Reconciliations are prepared on a                     X
                    monthly basis for all asset-backed
                    securities related bank accounts,
                    including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

                        Investor Remittances and Reporting

1122(d)(3)(i)       Reports to investors, including those to              X
                    be filed with the Commission, are
                    maintained in accordance with the
                    transaction agreements and applicable
                    Commission requirements. Specifically,
                    such reports (A) are prepared in
                    accordance with timeframes and other
                    terms set forth in the transaction
                    agreements; (B) provide information
                    calculated in accordance with the terms
                    specified in the transaction agreements;
                    (C) are filed with the Commission as
                    required by its rules and regulations;
                    and (D) agree with investors' or the
                    trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

1122(d)(3)(ii)      Amounts due to investors are allocated                X
                    and remitted in accordance with
                    timeframes, distribution priority and
                    other terms set forth in the transaction agreements.

1122(d)(3)(iii)     Disbursements made to an investor are                 X
                    posted within two business days to the
                    Servicer's investor records, or such
                    other number of days specified in the
                    transaction agreements.

1122(d)(3)(iv)      Amounts remitted to investors per the                 X
                    investor reports agree with cancelled
                    checks, or other form of payment, or
                    custodial bank statements.

                             Pool Asset Administration

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                                                                    Applicable
                                                                     Servicing
                                Servicing Criteria                    Criteria
------------------------------------------------------------------------------
Reference                            Criteria
---------                            --------
1122(d)(4)(i)       Collateral or security on mortgage loans              X
                    is maintained as required by the
                    transaction agreements or related
                    mortgage loan documents.

1122(d)(4)(ii)      Mortgage loan and related documents are               X
                    safeguarded as required by the
                    transaction agreements

1122(d)(4)(iii)     Any additions, removals or substitutions              X
                    to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.

1122(d)(4)(iv)      Payments on mortgage loans, including                 X
                    any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

1122(d)(4)(v)       The Servicer's records regarding the                  X
                    mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

1122(d)(4)(vi)      Changes with respect to the terms or                  X
                    status of an obligor's mortgage loans
                    (e.g., loan modifications or re-agings)
                    are made, reviewed and approved by
                    authorized personnel in accordance with
                    the transaction agreements and related
                    pool asset documents.

1122(d)(4)(vii)     Loss mitigation or recovery actions                   X
                    (e.g., forbearance plans, modifications
                    and deeds in lieu of foreclosure,
                    foreclosures and repossessions, as
                    applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

1122(d)(4)(viii)    Records documenting collection efforts                X
                    are maintained during the period a
                    mortgage loan is delinquent in
                    accordance with the transaction
                    agreements. Such records are maintained
                    on at least a monthly basis, or such
                    other period specified in the
                    transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary
                    (e.g., illness or unemployment).

1122(d)(4)(ix)      Adjustments to interest rates or rates                X
                    of return for mortgage loans with
                    variable rates are computed based on the related mortgage loan documents.

--------------------------------------------------------------------------------
                                                                    Applicable
                                                                     Servicing
                                Servicing Criteria                    Criteria
------------------------------------------------------------------------------
Reference                            Criteria
---------                            --------

1122(d)(4)(x)       Regarding any funds held in trust for an              X
                    obligor (such as escrow accounts): (A)
                    such funds are analyzed, in accordance
                    with the obligor's mortgage loan
                    documents, on at least an annual basis,
                    or such other period specified in the
                    transaction agreements; (B) interest on
                    such funds is paid, or credited, to
                    obligors in accordance with applicable
                    mortgage loan documents and state laws;
                    and (C) such funds are returned to the
                    obligor within 30 calendar days of full
                    repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

1122(d)(4)(xi)      Payments made on behalf of an obligor                 X
                    (such as tax or insurance payments) are
                    made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least
                    30 calendar days prior to these dates,
                    or such other number of days specified
                    in the transaction agreements.

1122(d)(4)(xii)     Any late payment penalties in connection              X
                    with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.

1122(d)(4)(xiii)    Disbursements made on behalf of an                    X
                    obligor are posted within two business
                    days to the obligor's records maintained by the servicer, or such other number of days specified in the transaction agreements.

1122(d)(4)(xiv)     Delinquencies, charge-offs and                        X
                    uncollectible accounts are recognized
                    and recorded in accordance with the
                    transaction agreements.

1122(d)(4)(xv)      Any external enhancement or other
                    support, identified in Item 1114(a)(1)
                    through (3) or Item 1115 of Regulation
                    AB, is maintained as set forth in the
                    transaction agreements.

                                    [WACHOVIA MORTGAGE CORPORATION] [NAME OF
                                    SUBSERVICER]


                                    Date:
                                          ------------------------------------



                                    By:
                                          ------------------------------------
                                          Name:
                                          Title: